UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 1, 2003

EXXON MOBIL CORPORATION

(Exact name of registrant as specified in its charter)

New Jersey	1-2256	13-5409005
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5959 Las Colinas Boulevard Irving, Texas		75039-2298
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (972) 444-1000

(Former name or former address, if changed since last report)

ITEM 9.          Regulation FD Disclosure

The following information is furnished pursuant to this Item 9 and also pursuant to “Item 12.  Results of Operations and Financial Condition.”

The Registrant hereby furnishes the information set forth in its 2002 Financial and Operating Review, a copy of which is included as Exhibit 99.1.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXXON MOBIL CORPORATION

Date: May 7, 2003	By:	/s/ Donald D. Humphreys
		Name:	Donald D. Humphreys
		Title:	Vice President, Controller and Principal Accounting Officer

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Exxon Mobil Corporation’s 2002 Financial and Operating Review.